Supplement to the
Medical Equipment and Systems Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective January 1, 2018, Medical Equipment and Systems Portfolio has been renamed Medical Technology and Devices Portfolio.

Effective January 1, 2018 Medical Equipment and Systems Portfolio compares its performance to the MSCI U.S. IMI Custom Health Care Technology and Equipment 25-50 Index.

Effective January 18, 2018, the following information replaces the similar information for Medical Equipment and Systems Portfolio found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

  The fund normally invests at least 80% of its assets in securities of companies principally engaged in research, development, manufacture, distribution, supply or sale of medical equipment, devices, and related technologies, companies enabling drug discovery, and companies providing information technology services primarily to health care providers.

MES-SUM-17-02 1.9880391.102	December 29, 2017